                                                      SEMI-ANNUAL REPORT

                                                      JUNE 30,2002

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
BARTON M. BIGGS           MARIE JOSEPH RAYMOND
CHAIRMAN OF THE           LAMUSSE
BOARD OF DIRECTORS        DIRECTOR

RONALD E. ROBISON         FERGUS REID
PRESIDENT AND DIRECTOR    DIRECTOR

GAETAN BOUIC II           STEFANIE V. CHANG
DIRECTOR                  VICE PRESIDENT

JOHN S.Y. CHU             LORRAINE TRUTEN
DIRECTOR                  VICE PRESIDENT

CLIFFORD D'SOUZA          JAMES W. GARRETT       [MORGAN STANLEY LOGO]
DIRECTOR                  TREASURER

GERARD E. JONES           MARY E. MULLIN
DIRECTOR                  SECRETARY

NILESH JOSHI              BELINDA A. BRADY       MORGAN STANLEY INDIA INVESTMENT
DIRECTOR                  ASSISTANT TREASURER    FUND, INC.

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION, INCLUDING
THE FUND'S NET ASSET VALUE PER SHARE AND
INFORMATION REGARDING THE INVESTMENTS
COMPRISING THE FUND'S PORTFOLIO, PLEASE          MORGAN STANLEY
CALL 1-800-221-6726 OR VISIT OUR WEBSITE         INVESTMENT MANAGEMENT INC.
AT www.morganstanley.com/im.                     INVESTMENT ADVISER

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 11.64% compared to 4.59% for the U.S. dollar adjusted Bombay Stock Exchange
(BSE) National Index (the "Index"). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $9.24, representing a 21.3% discount to the Fund's net asset value per share.

MARKET REVIEW

The past few months were once again a reminder of what a potent negative mix an unfavorable global environment for equities and adverse local developments can be for the Indian stock market. The market was left to alternate between concerns of a possible military conflict and the growing international disenchantment with equities. Yet there were the first signs that the trend of systematic underperformance of the Indian equity market was beginning to exhaust itself. Since the start of the global bear market in equities, dating back to March 2000, the Indian market has consistently underperformed its emerging market peers. The poor relative performance was primarily due to excessive speculative mania being washed out, a series of negative events (ranging from political to financial) constantly playing out and the slowdown in the economy. The pattern of an adverse headline grabbing news event out of India every other month has left the investor worried about event risks in the country.

Indeed, there is no obvious sign of a change in trend regarding event risks and the threat of a war further raised the India risk premium. However, trends don't last forever and there is a limit to the de-rating process. There just might be a message from the market given the very recent resilience. For example, the tensions in the sub-continent in May were cited as one of the main reasons for weakness in the global financial markets. In these circumstances, the Indian market would have ordinarily been expected to underperform. Instead, the market just moved in line with other emerging markets that in turn were negatively impacted by troubles in the U.S. Then by the end of the quarter, when global equity investors were truly capitulating, the Indian market fell as well but by a far less margin.

Although it has been a very difficult past twelve months for equity investing, the Fund has managed to generate meaningful absolute returns. The Fund stayed clear of the speculative craze and stuck to a disciplined task of identifying sectors and stocks with growth potential. At times this required being early, as in our overweight in commodities, but eventually such positions paid off. Similarly, we are now orienting the Fund towards companies that might benefit from a cyclical rebound in the economy while sticking to our basic model of seeking to buy high management quality, underowned and mid to large cap stocks.

MARKET OUTLOOK

Of course, these are still early days and maybe this is a lull before another (event risk related) storm. But it's hard to not take encouragement from such few signs. To be sure, the bigger test will come if and when global equities begin a recovery process. It's one thing to hold up on the downside and quite another to outperform on the upside. Also, the Indian investor, with little freedom to invest overseas is interested in generating absolute returns and would want to see India participate in any revival. For this, India needs to further accelerate the reform program rather than just wait to rise and fall with the global tide. The conditions are falling into place for potential absolute returns to be generated in Indian equities, but India needs to be pro-active on the policy front to fully capitalize on that situation.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30,2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                   TOTAL RETURN (%)
                            ----------------------------------------------------------------------------------------------
                                   MARKET VALUE(1)                NET ASSET VALUE(2)                    INDEX(3)
                            ----------------------------------------------------------------------------------------------
                                                 AVERAGE                          AVERAGE                          AVERAGE
                             CUMULATIVE           ANNUAL       CUMULATIVE          ANNUAL      CUMULATIVE           ANNUAL
--------------------------------------------------------------------------------------------------------------------------
Year to Date                       6.97%              --            11.64%             --            4.59%              --
One Year                          13.18            13.18%           14.79           14.79%          (2.53)           (2.53)%
Five Year                         (7.81)           (1.61)           33.63            5.97          (33.83)           (7.93)
Since Inception*                 (14.13)           (1.81)            9.10            1.05          (47.67)           (7.47)

Past performance is not predictive of future performance

[CHART]

                       MORGAN STANLEY INDIA                BOMBAY STOCK EXCHANGE
                     INVESTMENT FUND, INC.(2)             (BSE) NATIONAL INDEX(3)
1994                          0.72%                               -7.88%
1995                        -36.31%                              -31.53%
1996                         -1.12%                               -6.49%
1997                          0.23%                                6.43%
1998                          4.08%                              -20.98%
1999                        145.81%                               88.41%
2000                        -29.68%                              -27.73%
2001                        -14.52%                              -25.82%
Six Months Ended
June 30, 2002                11.64%                                4.59%

Returns and Per Share Information

                                                                                                                  SIX MONTHS
                                                                                                                     ENDED
                                                             YEAR ENDED DECEMBER 31,                                JUNE 30,
                              -----------------------------------------------------------------------------------------------
                                1994*      1995      1996     1997       1998         1999       2000       2001       2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $ 13.99   $  8.91   $  8.81   $ 8.83   $   9.19     $  22.59   $  13.92   $  10.53   $  11.74
-----------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $ 11.25   $  9.13   $  9.50   $ 8.38   $   6.75     $  16.50   $  11.06   $   8.65   $   9.24
-----------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)              (19.6)%     2.5%      7.8%    (5.1)%    (26.6)%      (27.0)%    (20.5)%    (17.9)%    (21.3)%
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                   --        --        --       --         --           --         --   $   0.23   $   0.01
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions   $  0.17        --        --       --         --           --   $   1.60   $   0.84         --
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)             0.72%   (36.31)%   (1.12)%   0.23%      4.08%      145.81%    (29.68)%   (14.52)%    11.64%
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           (7.88)%  (31.53)%   (6.49)%   6.43%    (20.98)%      88.41%    (27.73)%   (25.82)%     4.59%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index of 100 companies expressed in U.S. dollar terms.
  * The Fund commenced operations on February 25, 1994.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30,2002 (UNAUDITED)

PORTFOLIO SUMMARY

Allocation of Total Investments

[CHART]

                        ---------------------------------
                        Equity Securities           95.9%
                        Short-Term Investments       4.1
                        ---------------------------------

Industries

[CHART]

                     ----------------------------------------
                     IT Consulting & Services            12.4%
                     Banks                                9.9
                     Automobiles                          9.9
                     Pharmaceuticals                      8.6
                     Metals & Mining                      7.6
                     Oil & Gas                            5.9
                     Road & Rail                          5.7
                     Household Products                   5.1
                     Chemicals                            4.2
                     Diversified Telecommunication
                      Services                            3.7
                     Other                               27.0
                     ----------------------------------------

Ten Largest Holdings*

                                         PERCENT OF
                                         NET ASSETS
---------------------------------------------------
 1. Hero Honda Motors Ltd.                    7.9%
 2. State Bank of India Ltd.                  6.7
 3. Infosys Technologies Ltd.                 5.9
 4. Container Corporation of India Ltd.       5.7
 5. Wipro Ltd.                                4.9
 6. Housing Development Finance Corp., Ltd.   3.4
 7. HDFC Bank Ltd.                            3.3
 8. Manhanager Telephone Nigam Ltd.           3.2
 9. ITC Ltd.                                  3.1
10. Gujarat Ambuja Cements Ltd.               3.1
                                             ----
                                             47.2%
                                             ====

* Excludes Short-Term Investments

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      FINANCIAL STATEMENTS
                                      JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                   VALUE
                                                 SHARES            (000)
------------------------------------------------------------------------
COMMON STOCKS (96.0%)
(UNLESS OTHERWISE NOTED)
========================================================================
AUTO COMPONENTS (0.0%)
  Apollo Tyres Ltd.                               2,075      $         5
========================================================================
AUTOMOBILES (9.9%)
  Hero Honda Motors Ltd.                      2,386,324           15,062
  Patheja Forgings & Auto Parts Ltd.            450,000 (a)           --@
  Tata Engineering & Locomotive Co., Ltd.     1,184,725 (b)        3,765
------------------------------------------------------------------------
                                                                  18,827
========================================================================
BANKS (9.9%)
  HDFC Bank Ltd.                              1,043,124            4,304
  HDFC Bank Ltd. ADR                            146,700 (b)        1,892
  State Bank of India Ltd.                    2,513,516           12,661
------------------------------------------------------------------------
                                                                  18,857
========================================================================
BIOTECHNOLOGY (0.3%)
  Shantha Biotechnics Pvt. Ltd.                 500,000 (a)          563
========================================================================
CHEMICALS (4.2%)
  Asian Paints (India) Ltd.                     338,584            2,247
  Aventis Cropscience India Ltd.                 44,751              163
  ICI (India) Ltd.                               25,000               48
  Indo Gulf Corp., Ltd.                       1,577,190            1,856
  Reliance Industries Ltd.                      663,000            3,657
------------------------------------------------------------------------
                                                                   7,971
========================================================================
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Xerox Modicorp Ltd.                           718,225 (a,b)        735
========================================================================
CONSTRUCTION MATERIALS (3.1%)
  Gujarat Ambuja Cements Ltd.                 1,116,467            4,664
  Gujarat Ambuja Cements Ltd. GDR               305,000            1,235
------------------------------------------------------------------------
                                                                   5,899
========================================================================
DIVERSIFIED FINANCIALS (3.4%)
  Housing Development Finance Corp., Ltd.       484,876            6,463
========================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
  Bharti Tele-Ventures Ltd.                   1,330,000 (b)          924
  Mahanagar Telephone Nigam Ltd.              1,912,831            5,573
  Mahanagar Telephone Nigam Ltd. ADR             90,000 (b)          529
------------------------------------------------------------------------
                                                                   7,026
========================================================================
ELECTRIC UTILITIES (1.6%)
  Tata Power Co., Ltd.                        1,173,040            3,126
========================================================================
ELECTRICAL EQUIPMENT (3.7%)
  Asea Brown Boveri, Ltd.                       398,026            2,189
  Bharat Heavy Electricals Ltd.               1,310,184            4,763
------------------------------------------------------------------------
                                                                   6,952
========================================================================
ENERGY EQUIPMENT & SERVICES (1.0%)
  Oil and Natural Gas Corp., Ltd.               279,050            1,859
========================================================================
FOOD PRODUCTS (3.4%)
  Britannia Industries Ltd.                     185,838            1,955
  Nestle India Ltd.                             148,517            1,565
  SmithKline Beecham Consumer
    Healthcare Ltd.                             378,427            2,867
------------------------------------------------------------------------
                                                                   6,387
========================================================================
HOUSEHOLD DURABLES (0.3%)
  Samtel Colour Ltd.                            559,300              526
========================================================================
HOUSEHOLD PRODUCTS (5.1%)
  Colgate-Palmolive (India) Ltd.                975,743            2,814
  Hindustan Lever Ltd.                        1,308,847            5,179
  Reckitt Benckiser (India) Ltd.                346,971            1,665
------------------------------------------------------------------------
                                                                   9,658
========================================================================
INTERNET SOFTWARE & SERVICES (0.0%)
  India Info.com pcl                            532,875 (a)           --@
========================================================================
IT CONSULTING & SERVICES (12.4%)
  HCL Technologies Ltd.                         666,494            3,056
  Infosys Technologies Ltd.                     166,180           11,172
  Wipro Ltd.                                    181,697            5,512
  Wipro Ltd. ADR                                125,710            3,768
------------------------------------------------------------------------
                                                                  23,508
========================================================================
MACHINERY (1.5%)
  Cummins India Ltd.                          1,478,725            1,749
  Lakshmi Synthetic
    Machinery Manufacturers Ltd.                137,700 (a,b)         17
  Punjab Tractors Ltd.                          225,619              753
  Revathi-CP Equipment Ltd.                     107,915 (b)          418
------------------------------------------------------------------------
                                                                   2,937
========================================================================
MEDIA (0.4%)
  New Delhi Television Ltd.                     333,300 (a)          691
========================================================================
METALS & MINING (7.6%)
  Hindalco Industries Ltd.                      281,506            4,094
  National Aluminum Co., Ltd.                 1,325,876            2,640
  Steel Authority of India Ltd.              17,007,984 (b)        4,282
  Tata Iron & Steel Co., Ltd.                 1,206,400            3,469
------------------------------------------------------------------------
                                                                  14,485
========================================================================

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      FINANCIAL STATEMENTS
                                      JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                   VALUE
                                                 SHARES            (000)
------------------------------------------------------------------------
OIL & GAS (5.9%)
  Bharat Petroleum Corp., Ltd.                  593,788      $     3,245
  Hindustan Petroleum Corp., Ltd.               779,211            4,229
  Reliance Petroleum Ltd.                     7,551,654            3,717
------------------------------------------------------------------------
                                                                  11,191
========================================================================
PHARMACEUTICALS (8.6%)
  Cipla Ltd.                                    165,656            3,190
  Dabur India Ltd.                            2,256,164            2,362
  Dr. Reddy's Laboratories Ltd.                 218,000            4,219
  Dr. Reddy's Laboratories Ltd. ADR              28,800              559
  Ranbaxy Laboratories Ltd.                     333,500            6,021
------------------------------------------------------------------------
                                                                  16,351
========================================================================
ROAD & RAIL (5.7%)
  Container Corporation of India Ltd.         1,771,112           10,809
========================================================================
SPECIALTY RETAIL (0.8%)
  Titan Industries Ltd.                         954,074            1,526
========================================================================
TOBACCO (3.1%)
  ITC Ltd.                                      452,356            5,924
========================================================================
TOTAL COMMON STOCKS
  (Cost $187,254)                                                182,276
========================================================================

                                                   FACE
                                                 AMOUNT
                                                  (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
========================================================================
REPURCHASE AGREEMENT (4.0%)
  J.P. Morgan Securities Inc., 1.95%,
    dated 6/28/02, due 7/01/02
  (Cost $7,584)                             $     7,584 (c)        7,584
========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (0.1%)
========================================================================
  Indian Rupee
  (Cost $255)                             INR    12,477              255
========================================================================

                                                                   VALUE
                                                                   (000)
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $195,093)                                              $   190,115
========================================================================

                                                  VALUE
                                                  (000)
------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Tax Reclaim Receivable                    $       336
  Dividends Receivable                              321
  Interest Receivable                                 1
  Other                                              43              701
========================================================================
LIABILITIES (-0.5%)
  Payable For:
    Dividends Declared                             (214)
    Investment Advisory Fees                       (172)
    Custodian Fees                                 (168)
    Directors' Fees and Expenses                    (84)
    Professional Fees                               (77)
    Administrative Fees                             (39)
    Stockholder Reporting Expenses                  (18)
    Other Liabilities                              (104)            (876)
========================================================================
NET ASSETS (100%)
  Applicable to 16,182,983, issued and
    outstanding $0.01 par value shares
    (100,000,000 shares authorized)                              189,940
========================================================================
NET ASSET VALUE PER SHARE                                    $     11.74
========================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                               $       161
  Paid-in Capital                                                277,581
  Undistributed Net Investment Income
    (Loss)                                                        (4,022)
  Accumulated Net Realized Gain (Loss)                           (78,394)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                  (5,386)
========================================================================
TOTAL NET ASSETS                                             $   189,940
========================================================================

(a) -- Securities valued at fair value - see note A-1 to financial statements. At June 30, 2002, the Portfolio held $2,006,000 of fair-valued securities, representing 1.1% of net assets.
(b) -- Non-income producing
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
INR -- Indian Rupee

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      FINANCIAL STATEMENTS

                                                                                             SIX MONTHS ENDED
                                                                                                JUNE 30, 2002
                                                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                 (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                                         $     886
  Interest                                                                                                 99
=============================================================================================================
    TOTAL INCOME                                                                                          985
=============================================================================================================
EXPENSES
  Investment Advisory Fees                                                                              1,179
  Custodian Fees                                                                                          206
  Administrative Fees                                                                                     142
  Professional Fees                                                                                        84
  Transfer Agent Fees                                                                                      21
  Directors' Fees and Expenses                                                                             23
  Stockholder Reporting Expenses                                                                           10
  Other Expenses                                                                                           62
=============================================================================================================
    TOTAL EXPENSES                                                                                      1,727
=============================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                       (742)
=============================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                             120
  Foreign Currency Transactions                                                                          (152)
=============================================================================================================
    NET REALIZED GAIN (LOSS)                                                                              (32)
=============================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                          21,397
  Foreign Currency Translations                                                                            11
=============================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                   21,408
=============================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    21,376
=============================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $  20,634
=============================================================================================================

                                                                      SIX MONTHS ENDED
                                                                         JUNE 30, 2002             YEAR ENDED
                                                                           (UNAUDITED)      DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                               (000)                  (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                               $    (742)             $   1,513
  Net Realized Gain (Loss)                                                         (32)               (76,770)
  Change in Unrealized Appreciation (Depreciation)                              21,408                  7,247
=============================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             20,634                (68,010)
=============================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                           (214)                (4,399)
  Net Realized Gain                                                                 --                (16,427)
=============================================================================================================
    TOTAL DISTRIBUTIONS                                                           (214)               (20,826)
=============================================================================================================
Capital Share Transactions:
  Repurchase of Shares (3,282,021 shares and 8,559,288 shares,
    respectively)                                                              (35,499)               (96,335)
=============================================================================================================
  TOTAL INCREASE (DECREASE)                                                    (15,079)              (185,171)
=============================================================================================================
Net Assets:
  Beginning of Period                                                          205,019                390,190
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
    OF $(4,022) AND $(3,066), RESPECTIVELY)                                  $ 189,940              $ 205,019
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                              SIX MONTHS
                                                ENDED
                                                JUNE 30,                             YEAR ENDED DECEMBER 31,
                                                 2002          ---------------------------------------------------------------------
                                              (UNAUDITED)            2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     10.53      $    13.92     $   22.59     $    9.19     $    8.83     $    8.81
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                        (0.08)           0.10          0.02         (0.08)        (0.04)        (0.07)
Net Realized and Unrealized Gain (Loss)
  on Investments                                     1.27           (2.43)        (7.93)        13.33          0.31          0.09
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 1.19           (2.33)        (7.91)        13.25          0.27          0.02
------------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                             (0.01)          (0.23)           --            --            --            --
  Net Realized Gain                                    --           (0.84)        (1.60)           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (0.01)          (1.07)        (1.60)           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased          0.03            0.01          0.84          0.15          0.09
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     11.74      $    10.53     $   13.92     $   22.59     $    9.19     $    8.83
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD         $      9.24      $     8.65     $   11.06     $   16.50     $    6.75     $    8.38
====================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                       6.97%+        (11.68)%      (23.49)%      144.44%       (19.40)%      (11.84)%
  Net Asset Value (1)                               11.64%+        (14.52)%      (29.68)%      145.81%         4.08%         0.23%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)         $   189,940      $  205,019     $ 390,190     $ 736,343     $ 314,701     $ 315,446
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets              1.61%*          1.77%         1.48%         1.59%         1.97%         2.06%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.69)%*         0.60%         0.12%        (0.55)%       (0.44)%       (0.70)%
Portfolio Turnover Rate                                11%+            56%           44%           34%           24%           25%
------------------------------------------------------------------------------------------------------------------------------------

+   Not annualized
*   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22,1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. The Fund has elected to pay tax at the rate of 1% on its net investment income. For the six months ended June 30, 2002, no provision for Mauritius taxes is considered necessary as a result of cumulative net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision an regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structure notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers an the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organize market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structure Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes, if any. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C.   ADMINISTRATOR:  JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling $21,765,000 and $58,376,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $194,838,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $4,978,000 of which $28,967,000 related to appreciated securities and $33,945,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $56,001,000 available to offset future capital gains, all of which will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October passive foreign investment company losses of $586,000, post-October currency losses of $15,000 and post-October capital losses of $17,629,000.

For the six months ended June 30, 2002, the Fund incurred $35,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At June 30, 2002, approximately $1,431,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable under the Plan totaled $67,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2002, the Fund repurchased 426,200 of its shares at an average discount of 16.61% from net asset value per share. From the inception of the program through June 30, 2002, the Fund has repurchased 8,261,000 of its shares at an average discount of 30.26% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2001, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Fund's outstanding shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date if the offer was extended.

On May 17, 2002, the Fund completed the tender offer. The Fund accepted 2,855,821 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on May 28, 2002 at $11.02 per share, representing 95% of the NAV per share on May 17, 2002.

On June 7, 2002, the Board of Directors declared a distribution of $0.0132 per share, derived from net investment income, payable on July 9, 2002, to stockholders of record on June 28, 2002.

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                  VOTES IN       VOTES
                                  FAVOR OF       AGAINST
-----------------------------------------------------------
Ronald E. Robison                 12,752,235     149,302
Michael Nugent                    12,752,235     149,302
Joseph J. Kearns                  12,752,235     149,302
Fergus Reid                       12,752,235     149,302

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353

14